MILESTONE TREASURY OBLIGATIONS FUND

a series of AdvisorOne Funds

Supplement dated November 19, 2015

to the Fund's Premium Share Prospectus, Financial Class Prospectus, and Fund’s Statement of Additional Information dated April 1, 2015

______________________________________________________________________

Conversion of All Premium Class Shares and Financial Class Shares into Institutional Class Shares

On October 15, 2015, the Board of Trustees of AdvisorOne Funds (the "Board") approved the conversion (the "Conversion") of all outstanding Premium Class and Financial Class Shares of the Milestone Treasury Obligations Fund (the “Fund") to Institutional Class shares of the Fund on December 1, 2015 (the "Conversion Date"). On the Conversion Date, each holder of Premium Class or Financial Class shares will receive a number of Institutional Class shares equal in value to the Premium Class or Financial Class shares owned by that shareholder, and all outstanding Premium Institutional Class and Financial Class shares will be canceled.

Premium Class or Financial Class shareholders who become Institutional Class shareholders as a result of the Conversion will maintain their investment in the Fund. Premium Class shareholders’ shareholder servicing fees will decrease from a maximum of 0.25% to a maximum of 0.10% as a result of the Conversion. Financial Class shareholders’ shareholder servicing fees will increase from a maximum of 0.05% to a maximum of 0.10% as a result of the Conversion. The total amount of shareholder servicing fees incurred by the Fund, including any amounts waived by the Fund, is disclosed in the Fund’s most recent Semi-Annual Report to Shareholders dated May 31, 2015. For more information regarding the Fund's Institutional Class shares, including relevant sales charges, fees and expenses, please see the Fund's Institutional Class Prospectus and Statement of Additional Information ("SAI"), each dated April 1, 2015.

The Conversion is not a taxable event for federal income tax purposes.

As of the Conversion Date, any and all references to the Premium Class or Financial Class shares of the Fund in the Prospectus and SAI are removed.

______________________________________________________________________

You should read this Supplement in conjunction with the Fund's Prospectuses and Statement of Additional Information dated April 1, 2015, and provide information that you should know about the Fund before investing. The Fund's Premium Share Prospectus, Financial Class Prospectus, and Fund’s Statement of Additional Information have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.advisoronefunds.com or by calling 1-866-811-0225.